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Exhibit 99.2

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), Frank R. Schmeler, the Chief Executive Officer of Albany International Corp., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

        The Annual Report on Form 10-K/A for the year ended December 31, 2002 (the "Form 10-K/A") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company, for the period covered by the report.

Dated: March 31, 2003	/s/ MICHAEL C. NAHL Michael C. Nahl Senior Vice President and Chief Financial Officer

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Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)